Exhibit 10.17

LOCK-UP AGREEMENT

This Lock-Up Agreement (as amended, restated, supplemented or otherwise modified in accordance with Section 10.3, this “Agreement”) is made and entered into as of May 31, 2021 by and between Aterian, Inc., a Delaware corporation (the “Company”), and Yaniv Sarig (the “Stockholder”).

RECITALS

Whereas, all of the shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”) that the Stockholder is the Beneficial Owner of as of the date hereof, or which the Stockholder becomes the Beneficial Owner of after the date hereof, are collectively referred to herein as the “Stockholder Securities”; and

Whereas, the Company has requested that the Stockholder enter into this Agreement, and the Stockholder desires to enter into this Agreement.

Now, Therefore, in consideration of the foregoing premises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.Definitions.

1.1Defined Terms.  As used in this Agreement, the following terms shall have the following meanings:

(a)“Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

(b)A Person shall be deemed the “Beneficial Owner” or to have “Beneficial Ownership” of and shall be deemed to “beneficially own” any securities which such Person or any of such Person’s Affiliates or Associates is deemed to beneficially own, within the meaning of Rules 13d-3 and 13d-5 of the General Rules and Regulations under the Exchange Act.

Notwithstanding anything in this definition of Beneficial Ownership to the contrary, the phrase, “then outstanding,” when used with reference to a Person’s Beneficial Ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed the Beneficial Owner hereunder.

(c)“Business Day” means a day other than Saturday, Sunday or any other day on which banks in New York are required or authorized to be closed.

(d)“Governmental Authority” means any court, tribunal, arbitrator, authority, agency, commission, bureau, board, department, official, body or other instrumentality of the United States, any foreign country, or any domestic or foreign state, province, county, city, other political subdivision or any other similar body or organization exercising governmental or quasi-governmental power or authority.

(e)“Law” means the common law of any state or other jurisdiction, or any provision of any foreign, federal, state or local law, statute, code, rule, regulation, Order, certification standard, accreditation

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standard, Permit, judgment, regulatory code of practice, statutory guidance, injunction, decree or other decision of any court or other tribunal or Governmental Authority.

(f)“Order” means any order, judgment, ruling, injunction, award, stipulation, assessment, decree or writ, whether preliminary or final, of any Governmental Authority.

(g)“Permit” means permits, licenses, registrations, consents, certificates, grants, waivers, qualifications, approvals and all other authorizations by or of Governmental Authorities.

(h)“Person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated association, corporation, firm or other entity or any Governmental Authority.

(i)“Registration Statement” means any registration statement of the Company filed under the Securities Act of 1933, as amended, that covers the resale of any shares of Common Stock, including any and all amendments (pre- or post- effective date), supplements, exhibits and material incorporated by reference in such Registration Statement.

1.2Capitalized Terms.  All other capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Purchase Agreement.

2.Reserved.

3.Lock-Up.

3.1Stockholder hereby agrees that, in exchange for the payment of $500.00 from the Company, the receipt of which is hereby acknowledged by the Stockholder, the Stockholder shall not, and shall not authorize, permit or direct any Affiliate or Associate to, directly or indirectly, (a) sell, pledge, assign, transfer, hypothecate or otherwise dispose of (each a “Transfer”) any Subject Securities, (b) enter into any swap, hedge, or other agreement or arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock Beneficially Owned by the Stockholder and its Affiliates and Associates, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; (c) engage in any short-selling of any Common Stock Beneficially Owned by Stockholder and its Affiliates and Associates; or (d) publicly announce any intention to do any of the foregoing, in each case at any time during the period commencing on the date hereof and ending on January 1, 2022.  For purposes of this Agreement, the term “Subject Securities” means the Stockholder Securities, including any equity securities issued or issuable directly or indirectly with respect to such Stockholder Securities by way of any stock dividend or stock split or in connection with a combination of shares, recapitalization, reclassification, merger, amalgamation, arrangement, consolidation or other reorganization.

3.2Notwithstanding anything to the contrary in this Agreement, Stockholder may Transfer shares of Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock: (a) as a bona fide gift or gifts; (b) by will or intestacy; (c) to any trust, partnership or limited liability company for the direct or indirect benefit of the Stockholder’s equityholders or the immediate family of the Stockholder’s equityholders; (d) to a member of the Stockholder’s equityholders’ immediate family, (e) if such Transfer occurs by operation of law; or (f) to a nominee or custodian of the Stockholder’s equityholder or a person or entity to whom a Transfer would be permissible under clauses (a) through (f) above; provided, however, (i) in case of any such Transfer, it shall be a condition to the Transfer that such donee or transferee execute an agreement stating that such donee or transferee is receiving and holding the Common Stock subject to the lock-up provisions contained in Section 3 of this Agreement, (ii) any such Transfer shall not involve a disposition for value, and (iii) the Company shall not have any obligation to file, amend or update any resale prospectus or prospectus supplement that includes the Subject Securities for purposes of reflecting such Transfer.

3.3Failure by Stockholder to provide the Company with reasonable evidence of compliance with the lock-up provisions contained in Section 3 of this Agreement within two Business Days of any written request by the Company therefor may result in the withdrawal of any legal opinion rendered by the Company’s legal counsel respecting the lawful sale of the Subject Securities, and if any of the Subject Securities then being sold by any Stockholder are being sold in reliance on a Registration Statement, at the option of the Company, such shares of Common Stock may be withdrawn from the Registration Statement.  In any such event, “stop transfer” instructions shall be provided to the Company’s transfer agent regarding the Subject Securities.

3.4Notwithstanding anything to the contrary set forth herein, the Company may, in its sole discretion and in good faith, at any time and from time to time waive any of the conditions or restrictions contained herein to increase the liquidity of Common Stock or if such waiver would otherwise be in the best interests of the development of the public trading market for the Common Stock.

4.Reserved.

5.Reserved.

6.Representations and Warranties.

6.1Each party hereto represents and warrants to the other as follows:

(a)Authorization.  Such party has the requisite power, authority and legal capacity to execute, deliver and perform and to consummate the transactions contemplated by this Agreement.  This Agreement constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as such enforcement may be limited by any applicable bankruptcy, insolvency, moratorium or similar law affecting creditors’ rights generally.

(b)No Consents.  No consent of any Governmental Authority or other Person is required to be obtained by such party in connection with the execution and delivery by such party of this Agreement.

6.2The Stockholder represents and warrants to the Company that as of the date hereof, the Stockholder and its Affiliates and Associates collectively Beneficially Own 250,894 shares of Common Stock and have no other interest in the capital stock of the Company.

7.Legend.

7.1Concurrently with the execution of this Agreement there shall be imprinted or otherwise placed on the book-entry statements representing the Subject Securities the following restrictive legend (the “Legend”):

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A LOCK-UP AGREEMENT WHICH PLACES CERTAIN RESTRICTIONS ON THE TRANSFER AND VOTING OF THE SHARES REPRESENTED HEREBY.  ANY PERSON ACCEPTING ANY INTEREST IN SUCH SHARES SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SUCH AGREEMENT.  A COPY OF SUCH LOCK-UP AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.”

7.2The Stockholder agrees that, during the term of this Agreement, it will not remove, and will not permit to be removed (upon registration of transfer, reissuance of otherwise), the Legend from any such book-entry statements and will place or cause to be placed the Legend on any new book-entry statements issued to represent Subject Securities theretofore represented by a book-entry statements carrying the Legend. The Stockholder will not request that any of the Subject Securities be converted from book-entry format to certificated shares.

8.Successors.  The provisions of this Agreement shall be binding upon the successors in interest to any of the Subject Securities.  The Company shall not permit the transfer of any of the Subject Securities on its books or issue a new certificate representing any of the Subject Securities unless and until the Person to whom such security is to be transferred shall have executed a written agreement, substantially in the form of this Agreement, pursuant to which such Person becomes a party to this Agreement and agrees to be bound by all the provisions hereof as if such Person were the Stockholder hereunder.

9.Termination.  This Agreement shall continue in full force and effect from the date hereof through the earliest of the following dates, on which date it shall terminate in its entirety on the earlier of:  (a) January 1, 2022 and (b) the date of the closing of a sale, lease, or other disposition of all or substantially all of the Company’s assets or the Company’s merger into or consolidation with any other corporation or other entity, or any other corporate reorganization, in which the holders of the Company’s outstanding voting stock immediately prior to such transaction own, immediately after such transaction, securities representing less than 50% of the voting power of the corporation or other entity surviving such transaction; provided, however, that this clause “(b)” shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Company; and (c) the date as of which this Agreement is terminated by the written consent of the Company and the holders of at least 75% of the Subject Securities.

10.Miscellaneous.

10.1Specific Performance.  The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  Accordingly, each of the parties hereto shall be entitled to enforce specifically the provisions of this Agreement, including obtaining an injunction or injunctions to prevent breaches or threatened breaches of this Agreement, in any court designated to resolve disputes concerning this Agreement (or, if such court lacks subject matter jurisdiction, in any appropriate state or federal court), this being in addition to any other remedy to which such party is entitled at law or in equity.  Each party hereto further agrees not to assert and waives (a) any defense in any action for specific performance that a remedy at Law would be adequate and (b) any requirement under any Law to post security or provide indemnity as a prerequisite to obtaining equitable relief.

10.2Expenses.  If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party hereto shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

10.3Amendment and Waiver.  Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the holders of at least 75% of the Subject Securities.  No failure or delay of any party hereto to exercise any right or remedy given to such party under this Agreement or otherwise available to such party or to insist upon strict compliance by any other party with its obligations hereunder and no single or partial exercise of any such right or power shall constitute a waiver of any party hereto’s right to demand exact compliance with the terms hereof.  Any written waiver shall be limited to those items specifically waived therein and shall not be deemed to waive any future breaches or violations or other non-specified breaches or violations unless, and to the extent, expressly set forth therein.

10.4Notices.  All notices and other communications made pursuant to or under this Agreement shall be in writing and shall be deemed to have been duly given or made (a) when personally delivered, (b) as of the date transmitted when transmitted by electronic mail, (c) one Business Day after deposit with a nationally recognized overnight courier service, or (d) three Business Days after the mailing if sent by registered or certified mail, postage prepaid, return receipt requested.  All notices and other communications under this Agreement shall be delivered to the addresses set forth on the signature page hereto, or such other address as such party may have given to the other parties by notice pursuant to this Section 10.4.

10.5Severability.  If any term or provision of this Agreement is held invalid, illegal or unenforceable in any respect under any applicable Law, the validity, legality and enforceability of all other terms and provisions of this Agreement will not in any way be affected or impaired.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the greatest extent possible.

10.6Governing Law.  This Agreement shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation, inducement to enter and/or performance of this Agreement (whether related to breach of contract, tortious conduct or otherwise and whether now existing or hereafter arising) shall be governed by, the internal laws of the State of Delaware, without giving effect to any law that would cause the laws of any jurisdiction other than the State of Delaware to be applied.

10.7Consent to Jurisdiction; Service of Process; Waiver of Jury Trial

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(a)Each party hereto agrees that any proceeding arising out of or relating to this Agreement shall be brought exclusively in any state or federal court located in New York County, State of New York and each of the parties hereto hereby submits to the exclusive jurisdiction of such courts for itself and with respect to its property, generally and unconditionally, for the purpose of any such proceeding.  A final judgment in any such proceeding may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.  Each party hereto agrees not to commence any proceeding arising out of or relating to this Agreement, except in the courts described above (other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in New York as described above), irrevocably and unconditionally waives any objection to the laying of venue of any proceeding arising out of or relating to this Agreement in any such court, and hereby irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such proceeding brought in any such court has been brought in an inconvenient forum or does not have jurisdiction over any party hereto.  Each party hereto agrees that service of any process, summons, notice or document by U.S. registered mail to such party’s respective address set forth herein shall be effective service of process for any such proceeding.

(b)EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT, STATUTE OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF SUCH PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.  EACH PARTY HERETO FURTHER WAIVES ANY RIGHT TO SEEK TO CONSOLIDATE ANY PROCEEDING IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER PROCEEDING IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED.  EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED OR WARRANTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN

THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH PARTY HERETO UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH PARTY HERETO MAKES THIS WAIVER VOLUNTARILY AND (IV) EACH PARTY HERETO HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.7.

10.8Entire Agreement.  This Agreement sets forth the entire understanding and agreement between the parties hereto with respect to the subject matter hereof.

10.9Counterparts.  This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement.  This Agreement may be executed by facsimile or electronic (.pdf) signature and a facsimile or electronic (.pdf) signature shall constitute an original for all purposes.

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In Witness Whereof, the parties hereto have executed this Lock-Up Agreement as of the date first written above.

COMPANY: Aterian, Inc. /s/ Arturo Rodriguez Arturo Rodriguez Chief Financial Officer Address: 37 E 18th St., 7th Floor New York, NY 10003

(Signature Page to Lock-Up Agreement)

In Witness Whereof, the parties hereto have executed this Lock-Up Agreement as of the date first written above.

STOCKHOLDER: /s/ Yaniv Sarig YANIV SARIG

(Signature Page to Lock-Up Agreement)